July 19, 2022

Hussman Strategic Growth Fund (the “Fund”)

Ticker Symbol: HSGFX

a series of Hussman Investment Trust (the “Trust”)

Supplement to the Prospectus Dated November 1, 2021

The following disclosure replaces the disclosure in the Legal Proceedings section beginning on page 33 of the Statutory Prospectus:

Legal Proceedings

Several lawsuits have been filed relating to the Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy.  The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, the Fund and Hussman Strategic Advisors (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010 (the “Tribune Matter”).  On February 22, 2022, the U.S. Supreme Court declined to review the latest decision of the U.S. Court of Appeals for the Second Circuit in the Tribune Matter,  leaving intact the lower court decisions, effectively ending the Tribune Matter in favor of the defendants.